Investor Presentation September 2024

2 This material and any oral statements made in connection with this material include "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Statements made which provide the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward-looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of the Company are forward-looking statements. It is important to note that actual results could differ materially from those discussed in such forward-looking statements. Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the Company or the SEC. These filings are also available through the Company’s web site at http://www.patenergy.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement. Reconciliation of Non-GAAP Financial Measures Statements made in this presentation include non-U.S. GAAP financial measures. The required reconciliations to U.S. GAAP financial measures are included on our website and/or at the end of this presentation. Forward Looking Statements & Disclosures

Who We Are

Building a Diversified Oilfield Services Leader

OUR HISTORY

Total Company Revenue ($)



$1.5B
$2.4B
$1.4B
$6.1B
1978
1980
2001
2010
2017
2021
LTM 6/30/2024
Pro Forma

- 1978: Patterson Drilling formed
- 1980: First frac job for Universal Pressure Pumping
- 2001: Patterson Energy and UTI Energy merge
- 2010: PTEN acquires Key Energy Services' pressure pumping assets
- 2017: PTEN acquires Seventy Seven Energy
- 2021: PTEN acquires Pioneer Energy with operations in U.S. and Colombia



3rd

Largest OFS Provider in NAM by Revenue

Pro Forma includes full year revenue from:

- Merger with NexTier Completion Solutions to create an industry leading drilling and completions services provider
- Acquisition of Ulterra Drilling Technologies to establish a leading position of PDC bits and broaden our international footprint

PATTERSON-UTI

5 Active Markets International markets primarily represented by drilling product sales over 30 countries With a diverse global footprint… 1Peer Group includes ACDC, BKR, HAL, HP, LBRT, NOV, Pro Forma SLB + CHX, as reported in SEC filings 2Bloomberg as of August 30, 2024 LTM 6/30/24 North America Revenue1 ($) Billions PTEN Pro Forma Founded 1978 Market Cap2 $3.6 B Employees 9,800 Enterprise Value2 $4.8 B Corporate HQ Houston Patterson-UTI at a Glance A Leader in North America… Peer A Peer B Peer C Peer D Peer E Peer F Peer G

Patterson-UTI | Service and Product Lines

Integrated to Build a Sustained Operating Advantage

Drilling Services

PATTERSON-UTI | MS Directional | Superior QC | CURRENT | WARRIOR


APEX® Drilling Fleet


Directional Drilling


Wellbore Navigation


Electronics Manufacturing


Drilling Technology

131
Tier 1 Super-Spec Drilling Rigs[1]

Completion Services

NEXTIER


Hydraulic Fracturing


Wireline Operations


Natural Gas Fueling


Oilfield Logistics


Cementing

3.2
Million Hydraulic Horsepower[1]

Drilling Products

ULTERRA


Torque Control Bits


High-Flow Rate Bits


Vibration-Dampening Bits


High Efficiency Bits


Downhole Tools

~30%
Drilling Products Revenue from Non-U.S.[2]

Other business includes Patterson Petroleum and Great Plains Oilfield Rental. [1]Reflects deployed and idle equipment capacity as of June 30, 2024.
[2]Drilling Products revenue from reported non-U.S. operations from close of Ulterra acquisition through June 30, 2024.

PATTERSON-UTI

7 Shareholder Returns as a % of Current Market Cap Includes Dividends and Share Repurchases Shareholder Returns as a % of Current Market Cap Includes Dividends and Share Repurchases 1Peer group includes OFS comps ACDC, BKR, HAL, HP, LBRT, NBR, PDS, PUMP, and SLB. Peer data sourced from company SEC filings, Market Cap data sourced from Bloomberg as of 8/30/2024. Peer Leading Combination of Shareholder Returns with De-Leveraging Since 9/30/2023 – Just after the close of the NexTier merger and Ulterra acquisition – through 6/30/2024 % Change in Net Debt , Capital Leases, a d Operating Leases 11.3% 7.4% 5.6% 4.4% 4.0% 3.7% 3.6% 3.1% 0.0% 0.0% PTEN Peer A Peer B Peer C Peer D Peer E Peer F Peer G Peer H Peer I -12% -4% -3% -3% -2% 2% 4% 14% 31% 196% Peer E Peer C PTEN Peer H Peer G Peer D Peer F Peer I Peer B Peer A

8 Business Activity Update Drilling Services Segment ▪ Currently operating 106 rigs and now expect to operate 107 rigs on average for the third quarter ▪ Expect a modest net increase in active rigs from current levels early in the fourth quarter; drilling recovery expected in 2025 in natural gas basins ▪ Revenue per day for Tier 1 rigs has remained steady in the low-to-mid-$30k per day range Completion Services Segment ▪ Now expect third quarter gross profit in our Completion Services segment to be down slightly compared to the second quarter ▪ Completion Services is likely to continue to see elevated white space compared to normal levels through the remainder of 2024 ▪ High utilization and steady pricing for natural gas-powered Electric and Tier 4 Dual Fuel assets ▪ Accelerated deployment of Electric equipment and now expect to operate 155k horsepower of Electric frac equipment by early Q4, with approximately 80% of our active fleet capable of being powered by natural gas Corporate Update ▪ Have used approximately $265 million to repurchase shares year-to-date through August 30, including approximately $35 million to repurchase 3.7 million shares through that same date in Q3 ▪ Including a board approved dividend to be paid in Q3 and assuming the same dividend in Q4, we will achieve at least $400 million returned to shareholders in 2024 ▪ Still expect to convert approximately 40% of our adjusted EBITDA to free cash flow in 2024 ▪ Lowering capital expenditures estimate to $700 million in 2024 For purposes of the shareholder return target, the Company defines free cash flow as net cash provided by operating activities less capital expenditures. The shareholder return target, including the amount and timing of any dividend payments and/or share repurchases are subject to the discretion of the Company’s Board of Directors and will depend upon business conditions, results of operations, financial condition, terms of the Company’s debt agreements and other factors.

9 2024E Depreciation, Depletion, and Amortization Purchase Price Accounting Impact on DD&A 2024E DD&A Purchase Price Step-Up D&A Intangible Asset Amort. Remaining D&A ▪ For 2024, Patterson-UTI expects to report Depreciation, Depletion, and Amortization expense of more than $1 billion ▪ Roughly 20% of the reported DD&A is associated with the step-up in asset value as a result of purchase price accounting for the merger with NexTier and the acquisition of Ulterra Takeaway: We believe the financial results for 2024 are not likely to be indicative of the earning power for Patterson-UTI and our return on capital should improve over time as the accounting impact from the transactions dissipates

10 Differentiated business model with leading positions in both Drilling and Completions Integrated service model offers a unique opportunity to create value for customers and investors Predictable Capital Allocation Strategy Disciplined investment strategy with high-return investment opportunities, including additional share repurchases Strong and growing position in oilfield Power Services Leader in oilfield CNG, power generation and electrical services with strong near-term growth prospects High-quality asset base with strong utilization for top-tier assets Both Tier 1 drilling rigs and natural gas powered frac assets remain well utilized with relatively steady pricing Strong Capital Structure Investment Grade credit rating at all 3 major rating agencies Key Takeaways

Operational Excellence Efficiency Amplified by Integration

12 ▪ Industry Bifurcation: Top drilling contractors make up a substantial portion of the active super-spec rigs ▪ Equipment Differentiation: Tier 1 rig technologies enable maximum pad site efficiency and add value to the drilling process ▪ Returns-Focused Strategy: Providers with high-quality assets are best positioned to generate strong financial returns and return cash to shareholders Drilling Industry Fundamentals ▪ Industry Bifurcation: Top completion service providers make up a large portion of the Frac industry and of the natural gas- enabled equipment ▪ Equipment Differentiation: Natural gas-enabled fleet technology creates value in proportion to their fuel costs savings ▪ Returns-Focused Strategy: A more disciplined industry has created a scenario where high utilization and strong returns on natural gas-powered assets should last several years Frac Industry Fundamentals Drilling & Completions: Industry Fundamentals Improved industry fundamentals compared to prior cycles

13 Integration Advantage: Drilling Services and Products Patterson-UTI Drilling | Drilling Rigs Diverse rig fleet complete with innovative software solutions NexTier | Natural Gas Fueling, Well Cementing Integrated solutions unlocked through merger Ulterra | Drill Bits Leading provider of PDC drill bits in North America MS Directional | Directional Service Directional drilling, MWD, well planning and downhole motors Superior QC | Survey Correction Leader in survey management technology and wellbore placement Great Plains | Equipment Rental Provide quality oilfield rental tools and equipment Current Power | Controls and Energy Management Engineer electrical and automation equipment Warrior | Top Drive Manufacturing Design and manufacture advanced pipe-handling equipment Fully integrated throughout the drill site DRILLING COMPLETIONS POWER DIGITAL INTEGRATION Patterson-UTI integrates industry- leading equipment, services, and technology at scale to deliver unique value at the wellsite Digitally enabled by:

14 Integration Advantage: Completions Services Proppant Storage and Handling Maximum volume, precision blending Field Gas Conditioning Intelligent blending to maximize fuel cost savings Natural Gas-Enabled Frac Fleet Leading fleet of natural gas-powered Tier 4 and electric equipment Wireline Plug & Perforate Integrated to enable operations efficiency Pump Down Service Digitally controlled, built for purpose Engineering Solutions Create better completion designs for better wells Compressed Natural Gas Fueling Highest volume capability for optimum displacement Last-Mile Logistics Automation-enabled to lower landed cost, leveraged by scale Fully integrated throughout the completions site DRILLING COMPLETIONS POWER DIGITAL INTEGRATION Digitally enabled by: NexTier integrates industry- leading equipment and technology at scale to deliver unique completions value to wellsite.

DRILLING | COMPLETIONS | POWER | DIGITAL INTEGRATION

Industry Fundamentals: Completion Services

Premium natural gas-powered assets remain highly utilized

Industry Fleet Utilization Rate by Equipment Type[1]
Active Industry Fleets, U.S. Land, 3Q2024 Estimate


High Utilization for Premium Natural Gas-Powered Assets
100%
50%
0%
Electric and Natural Gas Direct-Drive
Tier 4 Dual Fuel

Next-generation natural gas-powered assets remain effectively sold out

- There is very little capacity to increase activity of premium natural gas-powered assets, with high utilization even as total industry demand has declined
- Given current commodity prices, there is a wide cost advantage to using natural gas to power frac fleets
- Electric and Tier 4 dual fuel make up less than half of current industry activity

Current idle capacity is largely diesel and less efficient dual fuel

- ~85% of idle capacity is older diesel and less efficient dual fuel assets with limited remaining useful life


NexTier Tier 4 Dual-Fuel Frac Pump

Industry Fleets Split by Equipment Type[1]
U.S. Land, 3Q2024 Estimate


Active Fleets
Inactive Capacity
Electric and Natural Gas Direct-Drive
Tier 4 Dual Fuel
Tier 2 Dual Fuel and Conventional Diesel

[1]NexTier Estimates

PATTERSON-UTI

DRILLING | COMPLETIONS | POWER | DIGITAL INTEGRATION

Power Services: Equipped for the Future of Power

Patterson-UTI is leading innovation to optimize power from micro-grids and natural gas midstream for use in drilling, completions, and beyond

Power Services Capabilities

Power Generation & Fueling
- Leading provider of natural gas services for power generation, completions, and drilling markets
- Specializing in intelligent field gas solutions across oil and gas basins
- Provider of mobile power generation

Electrical Controls & Automation
- Manufacture and deploy advanced electrical power systems
- Expert in controls automation

Energy Management Systems
- High-line power substation skids
- Lithium-ion battery storage
- Multi-source power management that integrates available grid power with traditional generation

Power Services Addressable Markets


Integrated Value Creation
Completions Site
Drilling Site
Data Centers
Deploying advanced Power Services to provide solutions across a diversified range of addressable markets
Mobile Power Generation/ Micro-Grid
Oil & Gas Midstream
Diversified End Markets
Power Generation & Management
Public/Private Utility Substations
Oil & Gas Production Fields

Timeline of Patterson-UTI Power Services Innovation

- **2006** Introduced High-line Power
- **2018** Acquired Controls and Automation Specialists, Current Power
- **2019** Introduced Automated Engine Management System for Rigs
- **2020** Deployed EcoCell® Lithium Hybrid Power Management System
- **2021** CNG Platform Commercialized
- **2022** 1st Generation Field Gas Technology Commercialized
- **2023** 1st Power Generation Project
  Deployed GridAssist®
  Deployed EcoCell® with Natural Gas Generators
- **2024** Field Gas Patent Granted
  2nd Generation Field Gas Technology Launch

PATTERSON-UTI

DRILLING | COMPLETIONS | POWER | DIGITAL INTEGRATION

Power Solutions: NexTier's Natural Gas Fueling

Leading the Future of Natural Gas Fueling in Oil Field Markets and Beyond

Power Solutions is a **large-scale innovative and technology-driven** diversified natural gas fueling solutions provider with a proven track record in US oil field markets.

The differentiated technology and high-quality team has led to industry-leading service quality with uptime > 99%. That performance has generated customer demand for our services both with NexTier frac fleets and beyond.

While NexTier operates one of the largest dual fuel fracturing fleets in US Land, the Power Solutions fueling division has the capacity to support every NexTier dual fuel and electric pump, in addition to our support on multiple third-party fleets.


NEXTIER
POWER SOLUTIONS
TIER
OLUTIONS

NexTier's Power Solutions is the largest natural gas fueling solution provider to be integrated with Completions.

~2,000,000 HHP*	101,000*	>130*	~76,000,000*
Deployed gas solutions	Powered homes per day equivalent	Owned CNG Trailers	Annualized diesel gallons displaced

*Based on Q2 2024 Actual Results

PATTERSON-UTI

18 Electrical Controls, Automation, and Energy Management Energy Automation Solutions Powered by the CORTEX® automation platform, delivering software solutions that monitor, automate, and optimize drilling rig power consumption for optimal fuel efficiency and reduced emissions. Electric Power Systems & Battery Energy Storage High-power electrical equipment designed and built with vertically-integrated manufacturing to harness electric utility power, supplementing or replacing traditional engine-driven sources at the wellsite, providing a pathway to reduce on-site emissions while drilling. Advanced System Controls Designing and manufacturing comprehensive electrical controls and automation solutions to optimize drilling rig operations and enhance the efficiency of power generation systems. DRILLING COMPLETIONS POWER DIGITAL INTEGRATION Innovative Power & Automation Solutions for Efficient, Sustainable Operations

19 End-to-End Digital Integration and Data-Driven Optimization DRILLING COMPLETIONS POWER DIGITAL INTEGRATION Harnessing Data to Enable Lower Cost and Higher Impact Drilling & Completion Operations Automation & AI ▪ Simplify and reduce risk in daily operational tasks ▪ Enable repeatable execution in all basins ▪ Increase effectiveness of predictive analytics to optimize equipment life cycle ▪ Lower overall cost of operations Data Science & Analytics ▪ Diagnose issues and identify solutions ▪ Add intelligence to control systems ▪ Monitor tool and equipment health ▪ Provide optimal actions/decisions to users and controls Real-Time ▪ Leverage modern cloud technologies ▪ Direct cloud ingestion via API ▪ Quality assurance and immediate accessibility ▪ Automate performance alerts Performance Improvement ▪ Utilize proprietary operations platforms to make data driven decisions ▪ Total well optimization ▪ Mitigate downtime and improve equipment performance ▪ Mobile applications to connect field personnel to 24/7 operations center Post Job ▪ Fit-for-purpose WITSML Store ▪ Customer accessible data warehouse ▪ Customized reporting ▪ Integrated and merged data sets for all services Powerful digital integration throughout the Drilling & Completion operations lifecycle

Capital Allocation Framework

21 Organic Investing Strategy Targets Appx. 40% FCF Conversion Invest to protect and extend our operational advantage; Capex can be scaled in proportion to match opportunity set Strategic Allocation Target strong return on capital, increase shareholder return program, and/or further strengthen balance sheet, with option to participate in strategic M&A Target Sustained Free Cash Flow Winning Foundation Allocation Strategy Strong Balance Sheet Maintain Investment Grade Ratings; Low Leverage and Strong Liquidity Repeatable Shareholder Return Program Target return of at least 50% of Free Cash Flow annually to shareholders1 through dividends and repurchases; expect to return more than 50% in 2024 Capital Allocation Framework Maximize Shareholder Value and Financial Returns 1For purposes of the shareholder return target, the Company defines free cash flow as net cash provided by operating activities less capital expenditures. The shareholder return target, including the amount and timing of any dividend payments and/or share repurchases are subject to the discretion of the Company’s Board of Directors and will depend upon business conditions, results of operations, financial condition, terms of the Company’s debt agreements and other factors. FCF conversion is defined as FCF as a percent of adjusted EBITDA

22 Financially Positioned for Through-Cycle Resilience TOTAL LIQUIDITY $688 M Includes cash and revolver as of 6/30/2024 LOW LEVERAGE <1 X Net Debt as of 6/30/2024 to Q2 Annualized Adjusted EBITDA CASH BALANCE $75 M Cash Position as of 6/30/2024 INTEREST COVERAGE >18 X Q2 adjusted EBITDA to Interest Expense NEAREST SENIOR NOTE MATURITY 2028 CREDIT RATING Investment Grade Moody's, S&P, and Fitch Investment Grade Capital Structure

23 $819 MILLION SHARE BUYBACK AUTHORIZATION1 ▪ For 2024 we expect to exceed our shareholder return target of 50% of our free cash flow – expect to return at least $400 million to shareholders this year ▪ Board of Directors has approved an $0.08 per share quarterly dividend for the prior eight consecutive quarters ▪ We plan to remain flexible with our method of distribution over time to maximize shareholder value Patterson-UTI targets returning at least 50% of its Free Cash Flow to shareholders annually through the cycle 1As of June 30, 2024; Share Buyback Authorization was approved by the Board of Directors in February 2024; there is no expiration date associated with the buyback program Deliver a Repeatable Shareholder Return Program For purposes of the shareholder return target, the Company defines free cash flow as net cash provided by operating activities less capital expenditures. The shareholder return target, including the amount and timing of any dividend payments and/or share repurchases are subject to the discretion of the Company’s Board of Directors and will depend upon business conditions, results of operations, financial condition, terms of the Company’s debt agreements and other factors.

24 0% 2% 4% 6% 8% PTEN Peer Average A strong track record of shareholder returns Peer group includes HP, BKR, SLB, HAL, LBRT Cash Returned to Shareholders ($) millions Average Annual Shareholder Return as a % of Year-End Market Cap (%) Percent, 2018-2023 12024E assumes dividend continues at $0.08 per share per quarter through year end 2024. For purposes of the shareholder return target, the Company defines free cash flow as net cash provided by operating activities less capital expenditures. The shareholder return target, including the amount and timing of any dividend payments and/or share repurchases are subject to the discretion of the Company’s Board of Directors and will depend upon business conditions, results of operations, financial condition, terms of the Company’s debt agreements and other factors. FCF convers ion is defined as FCF as a percent of adjusted EBITDA Track-Record of Shareholder Returns PTEN shareholder return expected to grow again in 2024 19% 33% Appx. 40% -5% 5% 15% 25% 35% 45% $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 2022 2023 2024E Dividend Buyback FCF Conversion $113 $301 $400+ 1

Delivering Value

26 Sustainability as a Strategy Our Timeline of Innovation in Sustainability Our Vision: To safely and responsibly help provide the world with oil and gas for the products that make peoples’ lives better in a sustainable and profitable manner Find out more in our Sustainability Report at: https://esg.patenergy.com/ Patterson-UTI has demonstrated a resilient commitment to long-term sustainability

27 Differentiated service model Uniquely positioned as a leader in both U.S. shale drilling and completions, with an integrated service model that can add value for both customers and investors Leader in the high-growth oilfield power market The largest integrated frac plus fuels service provider in U.S. shale with a growing presence in electrical services and power generation Well defined capital allocation strategy Strong capital structure and disciplined investing strategy with focus on appx. 40% FCF conversion; commitment to return at least 50% of free cash flow to shareholders annually The bottom line… Why invest in Patterson-UTI?

29 Reconciliation of Non-GAAP Financial Measures: Leverage Ratio (unaudited, dollars in thousands) Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization1 Three Months Ended June 30, 2024 Net income 11,621 Income tax expense 17,785 Net interest expense 16,046 Depreciation, depletion, amortization and impairment 267,638 Merger and integration expense 10,645 Adjusted EBITDA $ 323,735 Annualized Adjusted EBITDA $ 1,294,940 June 30, 2024 Debt (excluding deferred financing costs and discounts) 1,313,652 Less cash 75,036 Net debt $ 1,238,616 Ratio Calculation: Debt-to-Adjusted EBITDA 1.01x Net Debt-to-Adjusted EBITDA 0.96x (1) Adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) is not defined by accounting principles generally accepted in the United States of America (“GAAP”). We define Adjusted EBITDA as net income plus income tax expense, net interest expense, depreciation, depletion, amortization and impairment expense and merger and integration expense. We present Adjusted EBITDA as a supplemental disclosure because we believe it provides to both management and investors additional information with respect to the performance of our fundamental business activities and a comparison of the results of our operations from period to period and against our peers without regard to our financing methods or capital structure. We exclude the items listed above from net income in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be construed as an alternative to the GAAP measure of net income. Our computations of Adjusted EBITDA may not be the same as similarly titled measures of other companies.